Exhibit 10.2

CONSENT OF REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of Cadbury Schweppes plc on Form S-8 (No. 333-101526), of our report dated 15 March 2004, appearing in the Report and Accounts and Form 20-F of Cadbury Schweppes plc for the year ended 28 December 2003 filed on Form 6-K dated 6 April 2004 and incorporated by reference in the Annual Report on Form 20-F/A of Cadbury Schweppes plc.

Deloitte and Touche LLP
Chartered Accountants and Registered Auditors
London, England

As auditors of Cadbury Schweppes plc

16 August 2004